                                                                     EXHIBIT 11

                           M. H. MEYERSON & CO., INC.
                         STATEMENT OF EARNINGS PER SHARE

Year ended January 31, 1999

Shares outstanding during the year ended January 31, 1999:

5,047,835 shares from February 1 to February 25, 1998                        25 days                       126,195,875
5,055,335 shares from February 26 to January 19, 1999                        327 days                    1,653,094,545
5,090,335 shares from January 20 to January 31, 1999                         13 days                        66,174,355
                                                                             -----------               ---------------
                                                                             365                         1,845,464,775
                                                                             ===========               ===============
1,845,464,775 shares divided by 365 days = 5,056,068 average shares outstanding.
Earnings year ended January 31, 1999 = $236,449
Basic earnings per share = $236,449/5,056,068 = $0.05

Equivalent shares using the modified treasury stock method:

Options assumed exercised:

576,000 options, exercise price $1.00                                                       576,000
205,000 options, exercise price $1.10                                                       225,500
725,000 options, exercise price $2.25                                                     1,631,250
200,000 options, exercise price $2.1875                                                     437,500
 45,000 options, exercise price $1.96875                                                     88,594
 40,000 options, exercise price $1.375                                                       55,000
                                                                                    ---------------
 1,791,000                                                                                3,013,844
-1,303,284 shares assumed to be purchased                                                (3,013,844)
                                                                                    ---------------
    487,716                                                                                       0
                                                                                    ===============

Total weighted average outstanding shares:
5,056,068 + 487,716 = 5,543,784.
Earnings year ended January 31, 1999 = $236,449.
Diluted earnings per share = $236,449 / 5,543,784 = $0.04.

                                            M. H. MEYERSON & CO., INC.
                                      STATEMENT OF EARNINGS PER SHARE (CONT.)


Year ended January 31, 2000

Shares outstanding during the year ended January 31, 2000:


5,090,335 shares from February 1 to February 4, 1999                         4 days                         20,361,340
5,340,335 shares from February 5 to February 10, 1999                        6 days                         32,042,010
5,490,335 shares from February 11 to February 23, 1999                       13 days                        71,374,355
5,510,335 shares from February 24 to February 24, 1999                       1 day                           5,510,355
5,525,335 shares from February 25 to March 30, 1999                          34 days                       187,861,390
5,527,335 shares from March 31 to April 7, 1999                              8 days                         44,218,680
5,532,335 shares from April 8 to April 11, 1999                              4 days                         22,129,340
6,032,335 shares from April 12 to May 17, 1999                               36 days                       217,164,060
6,037,335 shares from May 18 to May 26, 1999                                 9 days                         54,336,015
6,042,335 shares from May 27 to May 27, 1999                                 1 day                           6,042,335
6,043,335 shares from May 28 to May 31, 1999                                 4 days                         24,173,340
6,204,815 shares from June 1 to June 3, 1999                                 3 days                         18,614,445
6,209,815 shares from June 4 to June 16, 1999                                13 days                        80,727,595
6,214,815 shares from June 17 to June 22, 1999                               6 days                         37,288,890
6,219,815 shares from June 23 to July 21, 1999                               29 days                       180,374,635
6,221,815 shares from July 22 to August 2, 1999                              12 days                        74,661,780
6,241,815 shares from August 3 to August 3, 1999                             1 day                           6,241,815
6,291,815 shares from August 4 to August 9, 1999                             6 days                         37,750,890
6,346,815 shares from August 10 to August 10, 1999                           1 day                           6,346,815
6,356,815 shares from August 11 to August 11, 1999                           1 day                           6,356,815
6,371,815 shares from August 12 to August 18, 1999                           7 days                         44,602,705
6,374,815 shares from August 19 to September 2, 1999                         15 days                        95,622,225
6,384,815 shares from September 3 to October 4, 1999                         32 days                       204,314,080
6,386,815 shares from October 5 to October 6, 1999                           2 days                         12,773,630
6,396,815 shares from October 7 to October 19, 1999                          13 days                        83,158,595
6,402,815 shares from October 20 to November 17, 1999                        29 days                       185,681,635
6,442,815 shares from November 18 to December 20, 1999                       33 days                       212,612,895
6,455,315 shares from December 21, 1999 to January 13,                       24 days                       154,927,560
2000
6,497,815 shares from January 14 to January 30, 2000                         17 days                       110,462,855
6,507,815 shares from January 31 to January 31, 2000                         1 day                           6,507,815
                                                                             ---------                 ---------------
                                                                             365 days                    2,244,240,875
                                                                             =========                 ===============
2,244,240,875 shares divided by 365 days = 6,148,605 average shares outstanding.
Earnings year ended January 31, 2000 = $3,043,622
Basic earnings per share = $3,043,622/6,148,605 = $0.50

Equivalent shares using the modified treasury stock method:

Options assumed exercised:


114,091 options, exercise price $1.10                                                                          125,500.10
15,000 options, exercise price $1.96875                                                                         29,531.25
159,429 options, exercise price $2.1875                                                                        348,750.94
627,500 options, exercise price $2.25                                                                        1,411,875.00
10,000 options, exercise price $2.4375                                                                          24,375.00
12,500 options, exercise price $2.5                                                                             31,250.00
5,000 options, exercise price $3.5                                                                              17,500.00
25,000 options, exercise price $4.43                                                                           110,750.00
968,520                                                                                                      2,099,532.29
-466,563 shares assumed to be repurchased                                                                   (2,099,532.29)
501,957                                                                                                              0.00

Total weighted average outstanding shares:
6,148,605 + 501,957 = 6,650,562.
Earnings year ended January 31, 2000 = $236,449.
Diluted earnings per share = $3,043,622 / 6,650,562 = $0.46.

                           M. H. MEYERSON & CO., INC.
                     STATEMENT OF EARNINGS PER SHARE (CONT.)

Year ended January 31, 2001

Shares outstanding during the year ended January 31, 2001:


6,507,815 Shares from February 1 to February 17, 2000                           17 days                       110,632,855
6,517,815 shares from February 18 to March 16, 2000                             28 days                       182,498,820
6,527,815 shares from March 17 to April 4, 2000                                 19 days                       124,028,485
6,547,815 shares from April 5 to April 12, 2000                                 8 days                         52,382,520
6,552,815 shares from April 13 to April 25, 2000                                13 days                        85,186,595
6,565,315 shares from April 26 to April 30, 2000                                5 days                         32,826,575
6,565,315 shares from May 1 to May 22, 2000                                     22 days                       144,436,930
6,570,315 shares from May 23 to May 31, 2000                                    9 days                         59,132,835
6,590,315 shares from June 1 to June 1, 2000                                    1 days                          6,590,315
6,595,315 shares from June 2 to June 29, 2000                                   28 days                       184,668,820
6,582,315 shares from June 30 to July 31, 2000                                  32 days                       210,634,080
6,582,315 shares from August 1 to August 31, 2000                               31 days                       204,051,765
6,582,315 shares from September 1 to September 17, 2000                         17 days                       111,899,355
6,575,915 shares from September 18 to September 30, 2000                        13 days                        85,486,895
6,575,915 shares from October 1 to October 31, 2000                             31 days                       203,853,365
6,575,915 shares from November 1 to December 31, 2000                           61 days                       401,130,815
6,571,715 shares from January 1 to January 31, 2001                             31 days                       203,723,165
                                                                                366 days                    2,403,164,190

2,403,164,190 shares divided by 366 days = 6,566,022 average shares outstanding. Earnings year ended January 31, 2001 = $(508,272)
Basic earnings per share = $(508,272)/6,566,022 = $(0.08)